SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of report: SEPTEMBER 4, 1997
                        (Date of earliest event reported)


                          NEW HORIZONS WORLDWIDE, INC.
                          ----------------------------
               (Exact name of Registrant as Specified in Charter)


           DELAWARE                     0-17840                 22-2941704
           --------                     -------                 ----------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


                 500 CAMPUS DRIVE, MORGANVILLE, NEW JERSEY 07751
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (732) 536-8501


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On September 4, 1997 the Registrant terminated KPMG Peat Marwick LLP ("KPMG") as its independent auditor. KPMG's reports on the Registrant's financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope or accounting principles. The termination of KPMG was recommended by the Audit committee and approved by the Board of Directors of the Registrant.

         During the Registrant's two most recent fiscal years and subsequent interim periods preceding KMPG's termination, there have been no disagreements between the Registrant and KPMG regarding any matter of the Registrant's accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KMPG, would have caused KMPG to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

         (b) The Registrant has engaged Deloitte & Touche LLP as its independent auditors effective September 4, 1997.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS.
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          EXHIBIT NO.
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             16.1  Letter from KMPG Peat Marwick


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    New Horizons Worldwide, Inc.



                                    By:  /s/ ROBERT S. MCMILLAN
                                         -------------------------------------
                                         Robert S. McMillan, Vice President,
                                         Treasurer and Chief Financial Officer



Date:    September 10, 1997

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

16.1                Letter from KMPG Peat Marwick